                                                                    Exhibit 10.8

PURCHASE ORDER NO. I BV000

Loral Federal Systems Company
9500 Godwin Drive, Manassas. VA 22110


Date: 17 November 1995

Seller: Litronic Industries                           Payment Terms: Net 30 Days
2950 Redhill Avenue
Costa Mesa, CA 92626

Attn: Mr. Jim Prohaska

1. PARTIES/TYPE OF CONTRACT

This Firm Fixed Price, Indefinite Delivery Indefinite Quantity Blanket Purchase Order between Loral Federal Systems - Manassas. (hereafter referred to as "Buyer") located at 9500 Godwin

Drive, Manassas, Virginia, and Litronic Industries, (hereinafter referred to as "Seller") located at 2950 Redhill Avenue, Costa Mesa, California is placed on the basis set forth herein.

The Buyer's procurement representative is the only person authorized to approve changes to the terms and conditions or the requirements of the Purchase Order. If the Seller complies with any order, direction, interpretation. approval. or disapproval, conditional approval, or determination (written or oral), from someone other than the Buyer's procurement representative, it shall be at Seller's own risk and Buyer shall not he liable for any increased cost or delay in performance in accordance with the requirements set forth herein. The Seller shall ensure that all Seller's personnel are aware of this provision.

Buyer is a signatory to the Defense Industry Initiatives on Business Conduct and Ethics (DII).

The Seller agrees to indemnify Buyer [or any amounts required to he paid to the United States Government by virtue of the Seller's violation of Public Law 100-67') (see FAR 52.203-10(c)). This applies to Purchase Orders over $25,000 or Purchase Order modifications over $25,000.

2. PRODUCT/SERVICES

Seller will provide articles. services and/or data as set forth in Schedule A attached hereto.

3. REQUIREMENTS/DATA

This is a rated order certified for national defense use. and Seller shall follow all requirements of the Defense Priorities and Allocations System Regulation (15 CFR Part 350). Seller accepts said rating unless rejected in writing within 10 days if "DO" rating, or S days if "DX" rating from the date of order receipt.

     Government Contract Number:  F01620-95-D-0001.
     DPAS Rating: None


4. PERIOD OF PERFORMANCE AND/OR DELIVERY SCHEDULE

Work under this Purchase Order shall commence on November 17, 1995 and continue through November 16, 1997. The Buyer reserves the right to extend this purchase order for up to six (6) additional consecutive one (I) year periods or any portion thereof.

All articles, services and/or data shall be delivered to the following Buyer location unless otherwise specified on the Buyer's Release Order:

     Loral Federal Systems Company
     9500 Godwin Drive
     Manassas, Va. 22110

A. Transportation Routing Guidelines (Continental United States/CONUS): Seller shall ship according to its best commercial practice. Freight charges are included in the price of the products and title will pass at the receiving area of the "Ship to Address" identified on Buyer's blanket release order. If Buyer directs Seller to ship to an address other than the above stated address, the Seller is required to provide Buyer with a copy (facsimile or electronic copy) of the shippers "Bill of Lading", signed by the receiving location, and the corresponding packing slip.

B. Packing Slip

Seller shall submit a packing slip with each shipment of supplies against this Purchase Order/Release. At a minimum. the packing slip shall contain the following information:

1) The Governments Delivery Order Number
2) Loral's Purchase Order Number/Release Number
3) Itemized list of supplies within the shipment
4) List of back-order items remaining to be delivered
5) Date of shipment

5. CONSIDERATION AND PAYMENT

SELLER'S OBLIGATION

During the period of performance. Seller agrees to provide such services, data or articles as Buyer may, from time to time, order during the life of this Purchase Order at such prices or rates as identified in Schedule "A".

RELEASES

Releases against this Purchase Order shall be made on LFSC's standard order release form, issued in numerical sequence, referencing this Purchase Order number. Buyer shall be obligated only to the extent of such Releases as are actually issued against this Order.

                  PRODUCT COMMITMENT AND PREFERENTIAL PRICING

(a) In consideration for the prices quoted, Buyer hereby agrees that all PCMCIA Reader/Writers required and ordered by the Buyer for the DMS Program will be provided by the Seller. This exclusivity is valid fur two (2) years from the date of this purchase order and may be extended on a year by year basis at the option of the Buyer.

(b) Notwithstanding subparagraph (a) above, Buyer may procure and sell alternative or substitute PCMCIA Reader/Writers for the DMS Program in the following circumstances: (1) if Seller's product is no lunger technically compliant or market price competitive; (2) when required to do so by Buyer's prime contract; or (3) when requested to do so by the Government. In the event of circumstances (1). (2). or (3) above. Buyer will provide Seller the opportunity to demonstrate to Loral that Seller's PCMCIA Reader/Writers will provide the Government with the overall best value.

6. INVOICING

All invoice originals and one copy shall be submitted to the following

Loral Federal Systems Company (LFSC)
PO Box 190
Oswego, NY 13827-0190
Attn:  Accounts Payable

INVOICES

Each invoice submitted for payment shall indicate complete Purchase Order and Release number and be set up in accordance with the items specified in the release issued against this Blanket Purchase Order. Payment terms are Net 30 Days from receipt of invoice at the above address.

7. TERMS AND CONDITIONS

This Purchase Order is subject to the following terms and conditions:

LFS Terms and Conditions Litronic/DMS, November 10, 1995

Confidential Disclosure Agreement (CDA) Nu. 348-XX and Supplements issued thereunder.

8. SPECIAL PROVISIONS

8.1 WARRANTY

The Seller shall provide its commercial warranty for a period of one (1) year for products delivered under this purchase order. Warranty will start 30 days after receipt of the product. Seller agrees to pass its warranty through to the Buyer, the Buyer's maintenance provider, and the Government.

Product found defective during the warranty period will be returned to the Seller at Seller's expense. Product return shipments shall require Seller to provide a return authorization number to the Buyer or Buyer's authorized representative prior to shipment.

Defective product returned to Seller for warranty repair, shall be repaired or replaced at Seller's option, and returned to the Buyer no greater than 30 days from receipt of malfunctioning product at Seller's facility.

8.2 PRICE PASS THROUGH TO MAINTENANCE PROVIDER

The Seller shall provide the products listed in Schedule "A" of this purchase under directly to Buyer's Maintenance Provider at the prices contained within this purchase order.

8.3 COMMERCIALLY AVAILABLE NEW HARDWARE MODELS AND VERSIONS OF COMMERCIAL
    SOFTWARE

For each new commercially released hardware and software component currently included in the approved product baseline. the Seller shall notify the Buyer in writing within 45 days of the new release for possible incorporation into the product baseline.

Seller agrees to continue to provide on 3.5" diskettes, the latest released versions of all cryptologic libraries and device drivers as applicable to CIPG
1.5 for the following software/hardware platforms and others as required and made available.

Operating System                                  Hardware Platform
------------------------------------------------------------------------------
MS Dos 6.2                                        386+ (ie. 3896,486,586, etc.
------------------------------------------------------------------------------
Widows 3.11                                       386+
Windows for Workgroups 3.11 using MS DOS 6.2
------------------------------------------------------------------------------

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SCO Open Server 3.0                               386+
------------------------------------------------------------------------------
Secureware SCO -SCO CMW+ 2.4                      386+
------------------------------------------------------------------------------
Windows NT Client 3.51                            386+
------------------------------------------------------------------------------
Windows NT Client 3.51                            IBM Power PC
------------------------------------------------------------------------------
Windows NT Server 3.51                            386+
------------------------------------------------------------------------------
Windows NT Server 3.51                            IBM Power PC
------------------------------------------------------------------------------
Windows NT Client 3.51                            DEC ALPHA
------------------------------------------------------------------------------
Windows NT Client 3.51                            MIPS
------------------------------------------------------------------------------
MAC OS 7.5                                        68020+
------------------------------------------------------------------------------
HP/UX 9.04 and 9.05                               PA-RISC
------------------------------------------------------------------------------
HP/UX 10.0                                        PA-RISC
------------------------------------------------------------------------------

8.4 COMMERCIAL NON-AVAILABILITY OF HARDWARE AND SOFTWARE COMPONENTS

For any occurrence of commercial non-availability of a commercial component currently included in Seller's products identified on Schedule A, the Seller shall propose in writing within 15 calendar days, a substitute commercial component(s) (if available) for incorporation into the product baseline. If there is no substitute commercial component available, the Seller shall propose a solution that maintains the approved functional baseline and results in minimal impact to the remaining commercial components currently included in the approved product baseline.

8.5 CONFIGURATION CONTROL

Seller shall not make changes to the configuration of any items contained within Schedule A that affect form, fit or function of the product without the prior written approval of the Buyer. Any proposed changes to form, fit or function shall require that Seller advise Buyer in writing including a detailed description of the change with anticipated performance impact.

8.6 REPLACEMENT OF PRODUCTS

The Buyer reserves the right to require the Seller to replace any product(s) which has been submitted for repair service three times in any six month period, excluding repairs due to Buyer or Government fault or negligence. The Buyer shall bear no additional cost for such replacements. All replacement products shall have a new serial number and include a product warranty.

8.7 END-OF-LIFE NOTIFICATION

Seller shall notify Buyer ninety (90 days in advance of Seller's decision to terminate the production or availability of any products provided under this purchase order. All new products for consideration by Buyer shall he forwarded as a notification package which shall include a product overview and technical specifications and if available, sample product for acceptance testing.

Seller's notification shall include: Manufacturer s part number, new pan number, last date to order, last date of delivery, reason the product is being obsoleted.

8.8 FAR 52.245-2 GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS)

Government Property clause FAR 52-245-2 is incorporated herein by this reference. Seller is not authorized to acquire and/or fabricate any Special Tooling or Special Test Equipment during the performance of this contract.

8.9 VIRGINIA EXEMPTION-RESALE

This purchase order is exempt from sales tax due to resale: Loral Federal Systems Company Virginia account number 001617306-1.

9. ORDER OF PRECEDENCE

In the event of an inconsistency in this Purchase Order, unless otherwise provided herein, the inconsistency shall be resolved by giving precedence in the following order: a) Purchase Order Including Special Provisions b) LFS Terms and Conditions e) All other documents

10. ACCEPTANCE

This Purchase Order is the entire agreement between Buyer and Seller. It supersedes all prior agreements, oral or written and all other communications relating to the subject matter of this Purchase Order.

Any terms contained in Seller invoices, acknowledgments, shipping instructions or other forms that are inconsistent with or different from this Purchase Order shall be void and of no effect.

This Purchase Order is executed in duplicate originals as of the date specified on page one.

Please sign and return this Purchase Order to Buyer within ten (10) working days after receipt.

LFS - Manassas                           Litronic Industries
9500 Godwin Drive                        43088 Wintergrove Drive
Manassas, VA 22110                       Ashburn, VA 22011

/s/ JAMES E. GREEN                       /s/ JAMES S. PROHASKA
---------------------------------        ---------------------------------
Name: James E. Green                     Name: James S. Prohaska
/s/ Sr. Contracts Administrator          /s/ Director Business Development
---------------------------------        ---------------------------------
Nov 17, 1995                             Nov 17, 1995
---------------------------------        ---------------------------------
Date                                     Date



                                         /s/ KRIS SHAH, PRESIDENT & CEO
                                         ---------------------------------
                                         Kris Shah, President & CEO

                                         Nov 17, 1995
                                         ---------------------------------
                                         Date

                           LFSC TERMS AND CONDITIONS
                       LITRONIC / DMS, November 17, 1995

1. AGREEMENT DOCUMENTS

This Purchase Order (PO) and any attachments are the complete agreement between Buyer and Seller. Additional provisions contained in any attachment shall apply in addition to and take precedence over provisions set forth herein. No other document, including Seller's proposal, quotation or acknowledgment forms, shall be a part of this agreement, even if referred to, unless specifically agreed to by Buyer in writing. No right that Buyer has regarding this PO may be waived or modified except in writing by Buyer.

2. TERMS OF PAYMENT

Terms of payment and discount arrangements agreed upon must appear in this PO. Calculations shall be from the date Buyer receives an acceptable invoice.

3. PACKAGES

Packages/shipping documents must bear Buyer's PO number, line item number and show quantity or gross and net weights.

4. TRANSPORTATION

Routing - As indicated in Transportation Routing Guidelines in this PO

F.O.B. - Unless otherwise specified, ship collect F.O.B. origin.

Prepaid Transportation - (when specified) Charges must be supported by a paid freight bill or equivalent.

Cartage - No charge allowed unless authorized by Buyer

Premium Transportation - No charge allowed unless authorized by Buyer

Insurance - No charge allowed unless authorized by Buyer

Consolidation - Unless otherwise instructed, consolidate all daily shipments to one destination on one bill of lading.

5. SELLER PERFORMANCE

Deleted

6.  INSPECTION OF GOODS

Buyer may return product(s) that do not conform to its specifications, as agreed to by the Seller, and/or are not free from defects in materials and workmanship. Buyer will obtain Seller return authorization prior to returning non-conforming products. Payment shall not constitute an acceptance of the goods nor impair Buyer's right to inspect or any of its remedies.

7.  GOVERNING LAW

New York law shall govern this PO. However, all Federal clauses contained in this PO or incorporated by reference shall be construed and interpreted in accordance with Federal law including, but not limited to, burden of proof and calculation of damages.

8.  COMPLIANCE WITH LAWS AND REGULATIONS

Seller shall submit all certifications required by Buyer under this PO and shall at all times, at its own expense, comply with all applicable Federal, State and local laws, ordinances, administrative orders, rules or regulations.

9.  GIFTS

Seller shall not make or offer a gratuity or gift of any kind to Buyer's employees or their families. Seller should note that the providing of gifts or attempting to provide gifts under government subcontracts may be a violation of the Anti-Kickback Act of 1986 (4 U.S.C. 51-58).

10. TAXES

Seller shall pay all sales and use taxes, including personal property taxes, if any, unless otherwise agreed in writing.

11. PRICE

If price is not stated in this PO, Seller agrees that the rates and charges under this PO shall not exceed those offered to others for similar work, services, or products.

12. RESERVATION OF RIGHTS

Buyer's failure to enforce at any time or for any period any one or more of the terms of this PO shall not be a waiver of them or of Buyer's right to enforce all terms and conditions of this PO. If any provision of this PO is held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall remain in full force and effect.

13. NOTIFICATION OF CONFLICTS

The Seller shall notify the Buyer immediately, in writing, of any conflicts (obvious, apparent or potential) between any of the documents specified herein.

Recommendations for correction, or resolution of conflict shall accompany such notification. Correction and/or clarification of any of the documents specified herein shall be done between the parties in writing, and no implementation of such correction, resolution, clarification or interpretation shall be accomplished without Buyer's written authorization.

14. BUYER FURNISHED DATA AND MATERIALS

All data and materials furnished by Buyer to Seller under this PO including drawings, specifications and written information and Buyer-owned parts and/or Buyer-owned tools and equipment shall be used solely for the work to be performed under this PO. Seller shall repair and maintain all tools at its own expense unless agreed to otherwise. Seller agrees to promptly return all such data and materials upon completion of the work or termination of this PO. Seller agrees to return all materials in the same condition as delivered to Seller, reasonable wear and tear excepted.

15. NOTICE OF DELAY

Seller agrees to immediately notify Buyer in writing of any actual or potential delay in Seller's performance under this PO. Such notice shall, at a minimum, describe the cause, effect, duration and corrective action proposed by Seller to address the problem. Seller shall give prompt written notice to the Buyer of all changes to such conditions.

16. PUBLICITY

Seller shall not, without first obtaining Buyer's prior written consent, advertise or otherwise disclose or publish the fact that Seller has furnished or agreed to furnish goods or services to Buyer under this PO. The Seller further agrees to include this or an equivalent provision in any subcontract awarded as a result of this PO.

17. CONFIDENTIAL INFORMATION

Seller shall not at any time, even after the expiration or termination of this PO, use or disclose to any person for any purpose other than to perform this PO, any information it receives, directly or indirectly from Buyer in connection with this PO, except information that is or becomes publicly available, or is rightfully received by Seller from a third party without restriction. Upon request by Buyer, Seller shall return to Buyer all documentation and other material containing such information.

To the extent that seller discloses to the buyer any information that it deems to be confidential or proprietary, such disclosure must be done pursuant to, and shall be governed by, the separately negotiated Confidential Disclosure Agreement between the parties.

18. PATENTS AND COPYRIGHTS

Seller shall settle or defend, at its expense, and pay all finally awarded costs, fines, attorney fees and damages (including royalties for semiconductor chip products), resulting from all proceedings or claims against Buyer, its parent, its subsidiaries and affiliates and their respective customers, for infringement by the goods furnished under this PO, or by any use thereof, of patents (including utility models and registered designs), copyrights, and protection provided for semiconductor chip products (or similar intellectual property rights), now or hereafter existing in the United States and any other country where Seller, its subsidiaries or affiliates have furnished or furnish similar goods. Seller shall notify Buyer if Seller is or becomes aware of any right of, or protection accorded to a third party as set forth above that might affect Seller's ability to provide goods under this PO or limit Buyer's freedom to use or sell such goods anywhere in the world. Buyer shall provide notice to Seller of any such proceeding or claim of which it becomes aware. Buyer may actively participate in any such proceedings at its own expense. Seller shall have no liability for the combination of the goods furnished hereunder with apparatus not provided or proposed by Seller, or for required compliance by Seller with written specifications furnished by Buyer if such infringement cannot be avoided by the Seller in complying with such specifications. This provision states the entire rights and obligations of the Seller and Buyer regarding infringement and shall survive expiration or termination of this PO.

19. EXPORT OF TECHNICAL DATA

Seller shall not, nor shall Seller authorize or permit its employees, agents or subcontractors to disclose, export or re-export any Buyer information, or any process, product or service that is produced under this PO, without prior notification to Buyer and complying with all applicable Federal, State and local laws, regulations and ordinances, including the regulations of the U.S. Department of Commerce and/or the U.S. Department of State. In addition, Seller agrees to immediately notify Buyer if Seller is listed in the Table of Denial Orders published by the Department of Commerce, or if Seller's export privileges are otherwise denied, suspended or revoked in whole or in part.

With respect to Seller's products, Buyer agrees to comply with all applicable United States export laws and regulations.

20. INDEMNITY

Seller shall indemnify and defend Buyer against all claims, demands, actions, suits, or causes of action arising from any act or omission of Seller, its agents, subcontractors or employees in the performance of any of its obligations under this PO.

21. INDEPENDENT CONTRACTOR

Seller is and shall remain an independent contractor with respect to all performance rendered under this PO. Neither Seller nor any employee of Seller shall be considered an employee or agent of Buyer for any purpose. Seller and its employees shall have no authority to bind or make commitments on behalf of Buyer for any purpose and shall not hold itself or themselves out as having such authority. Seller assumes full responsibility for its actions and the actions of its personnel. Seller shall have sole responsibility for the supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like of its personnel. Seller assumes full responsibility for the acts of all of its subcontractors.

22. ASSIGNMENT

Seller may not assign this PO without Buyer's specific written permission. Any attempt by Seller to assign any of the rights, duties or obligations under this PO is void.

23. SUBCONTRACTORS

Seller shall not subcontract the work to be performed under this PO without Buyer's consent in writing, but Seller may purchase goods and services it normally purchases to perform the work.

24. DISPUTES

Any dispute under this PO which is not settled by agreement of the parties may be settled by appropriate legal or equitable proceedings before any court of competent jurisdiction. It is understood and agreed that if any such dispute is litigated, it shall be for the purpose of obtaining a judicial determination of the question of law and/or fact, which is fair and reasonable; provided, further, that pending resolution of any such dispute by settlement or final judgment (including disputes not yet in litigation), Seller shall proceed in accordance with Buyer's written directions.

25. DEPARTMENT OF DEFENSE EMPLOYEES

Seller warrants that no individual who is a former officer or employee of the U.S. Department of Defense (DoD) who (a) left DoD service on or after April 16, 1987, and (b) served in a civilian position for which the rate of pay is equal to or greater than the minimum rate of pay for Grade GS-13; or served in the Armed Forces in a pay grade of 0-4 or higher, shall be employed or compensated for services rendered under this PO within two years after they left service in DoD, without specific written approval by Buyer. If Seller requests such approval, Seller shall provide Buyer with any information needed to comply with 10 USCA 2397 (b) and (c).

26. WAGES AND HOURS

Seller shall maintain Worker's Compensation or Employers' Liability Insurance in statutory amounts. Seller warrants that in the performance of this PO, Seller has complied with ail of the provisions of the Fair Labor Standards Act of 1938 of the United States, as amended.

27. MINORITY AND WOMEN-OWNED BUSINESSES

Seller represents to Buyer that it has an active program to provide opportunities for participation in its procurement process to minority and women-owned businesses.

28. LIMITATION OF LIABILITY

Other than as expressly stated in this PO, Buyer shall not be liable for any consequential (including lost profits or savings) or incidental damages based on any breach or default of this PO.

29. INDEMNIFICATION FOR DEFECTIVE COST OR PRICING DATA

Seller agrees to furnish Buyer cost or pricing data under this PO if this PO exceeds the established threshold or if otherwise requested by Buyer and also agrees to furnish Buyer cost or pricing data for all modifications to the PO involving aggregate increases and/or decreases in costs, plus applicable profits exceeding the established threshold unless the price is (1) based on adequate price competition; (2) based on established catalog or market prices of commercial items sold in substantial quantities to the general public; or (3) set by law or regulation. Seller agrees to furnish Buyer all information required by Buyer to support any claimed exemption. In addition, if Seller is required to furnish Buyer cost or pricing data under this PO, Seller agrees that FAR Part 31, "Contract Cost Principles and Procedures" shall apply.

If Seller furnishes Buyer cost or pricing data and if Buyer's Customer (the U.S. Government, Government prime contractor or a Government subcontractor) determines that the price of Buyers contract with the Customer is reduced because such price was overstated due to the Seller or any of Seller's lower tier subcontractor's furnishing to Buyer cost or pricing data that was not accurate, complete and current, then in addition to any other remedy provided by law or under this PO, Seller agrees to indemnify and hold Buyer harmless to the full extent of any loss, damage or expense resulting from such failure.

30. TERMINATION FOR CONVENIENCE

Buyer shall have the right to terminate this PO in whole or in part for convenience regardless of dollar value in accordance with the provisions of FAR 52.249-2 (Fixed Price) or 52.249-6 (Cost Reimbursement) specifically incorporated herein by reference, modified, however, by deleting paragraph (c) or (d) and (I) thereof and further modified by deleting all references to one
(1) year as specified in paragraph (d) or (e), substituting therefor the period of six (6) months.

Title to all complete work and work in process under this PO shall pass to Buyer immediately upon receipt by the Seller of Buyer's Notice of Termination, or as otherwise directed by Buyer.

Buyer's right to terminate for convenience is available when the Buyer's customer terminates Buyer's prime contract in whole or in part such that the Seller's scope of work under this subcontract is eliminated from Buyer's prime contract in whole or in part.

31. TERMINATION FOR DEFAULT

Buyer may, at its option, terminate all or part of this PO upon thirty (30) days written notice in the event that (a) Seller fails to deliver in accordance with the delivery requirement set forth in the PO; (b) the articles, services and/or data delivered fail to conform to any provision or requirement of this PO; (c) Seller so fails to make progress as to endanger performance of the PO; (d) Seller's financial condition becomes unsatisfactory to Buyer; (e) Seller otherwise breaches or defaults in the performance of any provision or requirement of this PO. During the notice period, Seller has the opportunity to cure and/or propose corrective actions that would result in satisfactory performance on the contract. Acceptability of any such proposal shall be at the sole discretion of the Buyer. Any corrective action proposal shall be completed and presented to Buyer within 10 days of notice.

Upon receipt of such termination notice, Seller shall advise Buyer of the extent to which performance has been completed through such date and if required by Buyer, Seller shall deliver in a manner prescribed by Buyer whatever articles and/or data exist. Seller shall be paid only for work received and retained by the Buyers subject to a setoff and/or payment to Buyer of damages or losses incurred by Buyer.

- If after termination, it is determined that the Seller was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the PO has been terminated for convenience.

32. SPECIAL TOOLING AND SPECIAL TEST EQUIPMENT

Seller shall not incur any liability or cost for Special Tooling and Special Test Equipment until and unless Buyer has notified Seller in writing that consent to acquire -- or fabricate Special Tooling and Special Test Equipment has been obtained.

Acquisition of Special Tooling and Special Test Equipment, if any, will be in accordance with FAR 52.245-17 and 52.245-18, respectively, and any additional terms as may be stated in this PO.

33.   APPROVALS BY BUYER

     Whenever the PO provides for submittal of preliminary design, components or other items for review by Buyer, such approval or concurrence shall not be construed as a determination by Buyer as to the adequacy of said design, component or item, nor as an agreement that the designs, components, or items satisfy the requirements of this PO. Such approval or concurrence is solely for the purpose of ensuring Buyer's awareness of Seller's general approach and progress in meeting the requirements under this PO. Notwithstanding, Seller remains responsible for correcting any errors or deficiencies existing in the submitted design, component, or other items and for meeting all requirements of this PO.

34.  RESIDENCY OF PERSONNEL

     In order to assess Seller's performance under this PO, Buyer may station technical or other personnel at Seller's facilities. Seller agrees to make available to Buyer's personnel all reasonable assistance including office equipment, space and clerical help at no additional cost to Buyer.

35.  NOTIFICATION OF DEBARMENT/SUSPENSION

     By acceptance of this PO either in writing or by performance, Seller certifies that as of the date of award of this PO neither the Seller, nor any of its principals, is debarred, suspended, or proposed for debarment by the Federal Government. Further, Seller shall provide immediate written notice to the Buyer in the event that during performance of this PO the Seller or any of its principals is debarred, suspended, or proposed for debarment by the Federal Government.

36.  QUALITY ASSURANCE

     The Buyer, and/or personnel authorized by Buyer, shall have the right, at all reasonable times, to visit Seller's facilities or such parts thereof as may be engaged in work relating to this PO in order to verify that Seller's performance is in accordance with all requirements of this PO. In addition, the Buyer, and/or personnel authorized by Buyer, shall have the right, at all reasonable times, to visit the facilities of the Seller's lower-tier subcontractors or such parts thereof as may be engaged in work relating to this PO. The Seller shall include a like provision in all related lower-tier subcontracts. Nothing herein shall give the Buyer the right to issue direct orders or instructions to Seller's lower-tier subcontractors. Seller shall be furnished prior notice of any planned visit.

37.  CHANGES

     Buyer may at any time by written order, make changes within the general scope of this PO including but not limited to the following: (i) drawings, designs, or specifications; (ii) method of shipment or packing; (iii) place of inspection, delivery or acceptance; and

     (iv) the amount of Buyer or third party furnished property. If such changes cause an increase or decrease in the cost of or the time required for the performance of any part of the work under this PO, whether changed or not changed by any such written order, an equitable adjustment shall be made in the price or delivery schedule or both and the PO shall be modified in writing accordingly. Any claim for equitable adjustment by the Seller under this clause must be asserted within 30 days from the date of receipt by the Seller of the notification of change. Where the cost of property made obsolete or excess as a result of a change is included in Seller's claim for equitable adjustment pursuant to this clause, Buyer shall have the right to prescribe the manner of disposition of such property. Failure to agree to any equitable adjustment shall be a dispute concerning a question of fact within the meaning of the "Disputes" provision of this PO.

38.  FEDERAL ACQUISITION REGULATION REFERENCES

     The text of all FAR/DFAR/NASA clauses referred to in this PO shall be that in effect on the date of the prime contract or if no prime contract number is cited, text shall be that in effect on the date of this PO. The following FAR, DFAR and NASA clauses are incorporated by reference and Seller agrees that the following definitions shall apply in interpreting these provisions, except where the context requires different construction:
     "Government" shall mean Buyer, "Contracting Officer" shall mean Buyer's Procurement Representative and "Contractor" shall mean Seller. The above definitions shall apply except for those clauses concerning audit and access to records where the Seller has expressly denied Buyer access.

     To the extent that a clause incorporated by reference below by its nature or terms is meant to apply only to work performed on a fixed price or cost reimbursement basis, then such clause shall only apply to fixed-price or cost reimbursable efforts under this PO, as applicable. Similarly, to the extent that a clause incorporated by reference below by its nature or terms is meant to apply only to the provision of supplies or the provision of services, then such clause shall apply only to the provision of supplies or services under this PO, as applicable.

     FAR References:

     52.202-1  Definitions (SEP 91)
     52.203-1  Officials Not to Benefit (APR 84)
     52.203-10 Price or Fee Adjustment for Illegal or Improper Activity (SEP 90) 52203-12 Limitation on Payments to Influence Certain Federal Transactions
               (JAN 90)
     52.203-3  Gratuities (APR 84)
     52 203-5  Covenant Against Contingent Fees (APR 84)
     52.203-4 Restrictions on Subcontractor Sales to the Government (JUL 85) 52.203-7 Anti-Kickback Procedures (OCT 88)

     52.203-8  Procurement Integrity (NOV 90)
     52.204-2  Security Requirements (APR 84)
     52.208-1 Required Sources for Jewel Bearings and Related Items (APR 84) 52.209-6 Protecting the Government's Interest when Subcontracting with
               Contractors Debarred, Suspended, or Proposed for Debarment
               (NOV 92)
     52.209-7 Organizational Conflicts of Interest Certificate-Marketing Consultants (NOV 91)
     52.210-5  New Material (APR 84)
     52.212-13 Stop-Work Order (Fixed Price) (AUG 89)
     52.212-13 (Alt.1) Stop-Work Order (Cost Reimbursable) (APR 84)
     52.215-1  Examination of Records by Comptroller General (FEB 93)
     52.215-2  Audit-Negotiation (FEB 93)
     52.215-22 Price Reduction for Defective Cost or Pricing Data (DEC 91) 52.215-23 Price Reduction for Defective Cost or Pricing Data Modification
               (DEC 91)
     52 215-24 Subcontractor Cost or Pricing Data (DEC 91)
     52 215-25 Subcontractor Cost or Pricing Data - Modifications (DEC 91) 52.215-26 Integrity of Unit Prices (if in excess of $25,00) (APR 91) 52.216-11 Cost Contract - No Fee (CLIN 009) (APR 84)
     52.216-18 Ordering (CLINs 002 thru 008) (APR 84)
               (Para (a), insert, "from date of award for a period of eight (8) years, if options exercised")
     52.216-19 Delivery-Order Limitations (CLINs 002 thru 008) (APR 84)
               (Para (a) Minimum order - $0
                 para (b) Maximum order:
                    1) Single item - $
                    2) Combination of items
                    3) Series of orders - 10 calendar days,
                 para (d), insert, "14")
     52.216-22 Indefinite Quantity (CLINs 002,003 and 005 thru 008) (APR 84)
               (Para (d) insert "102 months")
     52.216-7  Allowable Cost and Payment (CLINs 001 and 009) (JUL 91)
     52.216-8  Fixed Fee (CLIN 001) (APR 84)
     52.217-9  Option to Extend the Term of the Contract (MAR 89)
               (Para (a) insert "30 days"
               Para (c) insert "eight years plus six months to physically complete existing delivery orders")
     52.219-13 Utilization of Women-Owned Small Businesses (if in excess of
               $25,000) (AUG 86)
     52.219-8 Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (if in excess of $10,000) (FEB 90)
     52.219-9 Small Business and Small Disadvantaged Business Subcontracting Plan (if in excess of $500,000) (JAN 91)

     52.220-3 Utilization of Labor Surplus Area Concerns (if in excess of $25,000) (APR 84)
     52.220-4 Labor Surplus Area Subcontracting Program (if in excess of - $500,000) (APR 84)
     52.222-1  Notice to the Government of Labor Disputes (APR 84)
     52.222-21 Certificate of Nonsegrated Facilities (if in excess of $10,000)
               (APR 84)
     52.222-26 Equal Opportunity (APR 84)
     52.222-29 Notification of Visa Denial (APR 84)
     52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans
               (if in excess of $10,000) (APR 84)
     52.222-36 Affirmative Action for Handicapped Workers (if in excess of
               $2,500) (APR 84)
     52.222-37 Employment Reports on Special Disabled Veterans and Veterans of
               the Vietnam Era (if in excess of $10,000) (JAN 88)
     52.222-4 Contract Work Hours and Safety Standards Act - Overtime Compensation (MAR 86)
     52.223-2  Clean Air and Water (if in excess of $100,00) (APR 84)
     52.223-3  Hazardous Material Identification and Material Safety Data
               (NOV 91)
     52.223-5  Certification Regarding a Drug-Free Workplace (JUL 90)
     52.223-6  Drug-Free Workplace (JUL 90)
     52.225-10 Duty-Free Entry (APR 84)
     52.225-11 Restrictions on Certain Foreign Purchases (MAY 92)
     52.225-3  Buy American Act - Supplies (JAN 89)
     52.225-7  Balance of Payments Program (APR 84)
     52.225-9 Buy American Act - Trade Agreements Act - Balance of Payments Program (MAY 86)
     52.226-1 Utilization of Indian Organizations and Indian-Owned Economic Enterprises (AUG 91)
     52.227-1  Authorization and Consent (APR 84)
     52.227-10 Filing of Patent Applications - Classified Subject Matter
               (APR 84)
     52.227-11 Patent Rights - Retention by the Contractor (Short Form)
               (applicable to small business) (JUN 89)
     52.227-12 Patent Rights - Retention by the Contractor (Long Form)
               (applicable to large business) (JUN 8 9)
     52.227-14 Rights in Data - General (JUN 87)
     52.227-19 Commercial Computer Software - Restricted Rights (JUN 87) 52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement
               (APR 84)
     52.227-3  Patent Indemnity (APR 84)
     52.227-6  Royalty Information ((APR 84)
     52.227-9  Refund of Royalties (APR 84)
     52.228-5  Insurance -- Work on a Government Installation (SEP 89)
     52.229-3  Federal, State, and Local Taxes (JAN 91)

     52.229-5 Taxes -- Contracts Performed in U.S. Possessions or Puerto Rico (APR 84)
     52.229-4  Taxes--Foreign Fixed-Price Contracts (JAN 91)
     52.229-4  Taxes--Foreign Cost-Reimbursement Contracts (MAR 90)
     52.232-11 Extras (APR 89)
     52.232-17 Interest (JAN 91)
     52.232-22 Limitation of Funds (APR 84) (CLINs 001 and 009)
     52.232-7  Payments under Time-and-Materials and Labor-Hour Contracts
               (APR 84) (CLIN 004) Alternate II (JAN 86)
     52.237-2  Protection of Government Buildings, Equipment and Vegetation
               (APR 84)
     52.242-1 Notice of Intent to Disallow Costs (APR 84) (CLINs 001 and 009) 52.242-13 Bankruptcy (APR 91)
     52.243-1  Changes -- Fixed-Price (AUG 87) (CLINs 002,003,005 thru 008)
               Alternation II (APR 84)
     52.243-2 Changes - Cost-Reimbursement (AUG 87) (CLINs 001 and 009) Alternation II (APR 84)
     52.243-3 Changes -- Time-and-Materials or Labor-Hours (AUG 87) (CLIN 004) 52.243-7 Notification of Changes (APR 84)
               (Para (b), insert"ones')
     52.244-1 Subcontracts (Fixed-Price Contracts (APR 91) (CLINs 002 thru 008) 52.244-2 Subcontracts (Cost-Reimbursement and Letter Contracts) (JUL 85)
               (CLINs 001 and 009) Alternate I (APR 85)
     52.244-3  Subcontracts (Time-and-Materials and Labor-Hour Contracts)
               (APR 85) (CLIN 004)
     52.244-5  Competition in Subcontracting (APR 84)
     52.245-2  Government Property (DEC 89) (CLINs 002 thru 008)
     52.245-5 Government Property (Cost Reimbursement, Time-and Material, or Labor Hour Contracts) (JAN 86) (CLINs 001,004 and 009)
     52.246-2 Inspection of Supplies -- Fixed-Price (JUL 85) (CLINs 0002, 0003 and 0008)
     52.246-4  Inspection of Services - Fixed Price (FEB 92) (CLINs 0005, 0006,
               0007)
     52.246-5  Inspection of Services - Cost Reimbursable (APR 84) (CLINs 0001,
               0009)
     52.246-6 Inspection~of Services - Time & Material/Labor Hour (JAN 86) (CLIN 0004)
     52.246-15 Certificate of Conformance (APR 84) (CLINs 0002 and 0003) 52.246-16 Responsibility for Supplies (APR 84) (CLINs 0002 and 0003) 52.247-63 Preference for U.S.-Flag Air Carriers (APR 84)
     52.247-64 (Alt I, Alt II) - Preference for Privately Owned U.S. Flag
               Commercial Vessels (APR 84)
     52 249-14 Excusable Delays (APR 84) (CLINs 001 and 004)
     52 249-6 Termination (Cost Reimbursement) (Alt V) (APR 84) (CLINs 001,004 and 009)

     52.249-8 Default (Fixed-Price Supply and Service) (APR 84) (CLINs 002, 003,005 thru 008)
     52.253-1  Computer Generated Forms (JAN 91)

The following DFAR provisions shall also apply in addition to or in lieu of the FAR provisions set forth herein if work for the Department of Defense is involved.

     252.203-7000    Statutory Prohibition on Compensation to Former
                     Department of Defense Employees (DEC 91)
     252.203-7001    Special Prohibition on Employment (if over $25,000)
                     (APR 93)
     252 203-7002    Display of DoD Hotline Poster (DEC 91)
     252 203-7003    Prohibition Against Retaliatory Personnel Actions
                     (APR 92)
     252.204-7000    Disclosure of Information (DEC 91)
     252.204-7003    Control of Government Personnel Work Product (APR 92)
     252.205-7000    Provision of Information To Cooperative Agreement
                     Holders
     252.209-7000    Acquisitions from Subcontractors Subject to On-Site
                     Inspection Under the Intermediate-Range Nuclear Forces
                     (INF) Treaty (DEC 91)
     252.211 -7015   Technical Data and Computer Software - Commercial Items
                     (MAY 91)
     252.211 -7017   Certification of Technical Data and Computer Software
                     Conformity Commercial Items (MAY 91)
     252.215-7000    Pricing Adjustments (DEC 91)
     252.219-7003    Small Business and Small Disadvantaged Business
                     Subcontracting (DoD Contracts) (MAY 94)
     252.223-7004    Drug-Free Workforce (SEP 88)
     252.223-7006    Prohibition on Storage and Disposal of Toxic and
                     Hazardous Materials (APR 93)
     252.225-7001    Buy American Act and Balance of Payments (JAN 94)
                     (CLINs 002 and 003)
     252.225-7002    Qualifying Country Sources as Subcontractors (DEC 91)
     252.225-7007    Trade Agreements Act (DEC 91)
     252.225-7010    Duty-Free Entry - Additional Provisions (DEC 91)
     252 225-7012    Preference for Certain Domestic Commodities (MAY 94)
     252 225-7014 &  (Alt I) Preference for Domestic Specialty Metals
                     (DEC 91)
     252.225-7025    Foreign Source Restrictions (APR 93)
     252.225-7026    Reporting of Overseas Subcontracts (if over $100,000)
                     (APR 93)
     252.225-7031    Secondary Arab Boycott of Israel (JUN 92)
     252.225.7009    Duty-Free Entry -- Qualifying Country End Products and
                     Supplies (DEC 91)
     252.227-7000    Non-Estoppel (OCT 66)
     252.227-7013    Rights in Technical Data and Computer Software
                     (OCT 88)
     252.227-7018    Restrictive Markings on Technical Data (OCT 88)

     252.227-7019    Identification of Restricted Rights Computer Software
                     (APR 88)
     252.227-7026    Deferred Delivery of Technical Data or Computer
                     Software (APR 88)
     252.227-7027    Deferred Ordering of Technical Data or Computer
                     Software (APR 88)
     252.227-7029    Identification of Technical Data (APR 88)
     252.227-7030    Technical Data - Withholding of Payment (OCT 88)
                     NOTE: Payment withholding has been decreased from ten
                     percent (10%) to five percent (5%)
     252.227-7031    Data Requirements (OCT 88)
     252.227-7037    Validation of Restrictive Markings on Technical Data
                     (APR 88)
     252.228-7005    Accident Reporting and Investigation Involving
                     Aircraft, Missiles, and Space Launch Vehicles
     252 231-7000    Supplemental Cost Principles (DEC 91)
     252 231-7001    Penalties of Unallowable Costs (MAY 94) (CLINs 001 and
                     009)
     252.232-7006    Reduction or Suspension of Contract Payments Upon
                     Finding of Fraud (AUG 92)
     252.233-7000    Certification of Claims and Requests for Adjustment or
                     Relief (MAY 94)
     252.243-7000    Engineering Change Proposals (MAY 94) (For CLIN 001
                     substitute the following for the last sentence in para (b)
                     of the clause: "Change orders issued under the Changes
                     clause of this contract are not an authorization to exceed the estimated cost in the schedule unless there is a
                     statement in the change order or other contract
                     modification, increasing the estimated cost.")
     252.243-7001    Pricing of Contract Modifications (DEC 91) (CLINs 002
                     thru 008)
     252.246-7000    Material Inspection and Receiving Report (DEC 91)
     252.246-7001    Warranty of Data (DEC 91) Alternate II (DEC 91)
     252.247-7023    Transportation of Supplies by Sea (DEC 91)
     252 247-7024    Notification of Transportation of Supplies by Sea
                     (DEC 91)
     252 249-7001    Notification of Substantial Impact on Employment if
                     over $500,000) (DEC 91)

The following Air Force Supplements to the FAR provisions shall also apply in addition to or in lieu of the FAR provisions set forth herein if work for the Air Force is involved:

     5352.204-9000   Notice of Gov't Security Activity (SEP 85)
     5352.204-9001   Visitor Group Security Agreements (JAN 90)
     5352.210-9000   Elimination of Class I Ozone Depleting Substances (MAY 93)
     5352.216-9001   Payment of Fee (JUL 92)
     5352.216-9002   Award Fee, AFMC Far Sup (JUL 92)
     5352.219-9001   Incorporation of Subcontracting Plan (JUL 92)
     5352.223-9000   Safety & Accident Prevention (APR 84)

     5352.228-9500   Insurance Clause Implementation (JUL 93)
     5352.232-9502   Limitation of Funds (DEC 84)
     5352.239-9501   Contractor Sponsored Modifications (MAR 93)
     5352.239-9504   Segregation of Costs
     5352.243-9501   Not-To-Exceed Cost Agreement (DEC 84)

To: FAX    --IBMAIL

From: John Rice    LOCKHEED MARTIN FEDERAL SYSTEMS
                   1801 State Route 17C
                   Oswego, New York USA 13827

Subject: (O) Litronics Name Change


Dick....


Subject: Name Change

Reference: Purchase Orders

This letter is to notify you that Loral Federal Systems is now part of Lockheed Martin Corporation and will hereafter be doing business as Lockheed Martin Federal Systems, Inc. The name identified in our purchase order(s) is (are) hereby changed to reflect this transition.

This change does not affect the legal entity which previously existed does result in the name change reflected.

All invoicing and deliveries in support of the current contractual agreements shall refer to Lockheed Martin Federal Systems, Inc.

Thank you for your cooperation in this matter, and be assured that all other aspects of our business relationship remain intact.

Regards,


                          ----------------    ----------------
                                       John Rice
                          International/Overseas Procurement
                          TEL:  607 751-6542 / FAX 607 751-6038
                          Internet:  canes@lfs.loral.com

Lockheed Martin Federal Systems
1801 State Route 17C,  Owego, NY  13627-3998

                                                                 LOCKHEED MARTIN

                                         BUSINESS CREDIT APPLICATION INFORMATION

                                                           Date_________________

Mailing Address:  Lockheed Martin Federal Systems - Owego
                  Accounts Payable
                  P.O. Box 190
                  Owego, NY  13827-0190

Trade (Credit) References:          Phone:           Person to Contact:
--------------------------          ------           ------------------

Endicott Precision              (607) 754-7076       Ron Oliveira
1328-30 Campville Road
Endicott, NY  13760

The Matco Electronics Group     (607) 729-8973       James T. Matthews
320 N. Jensen Road
Vestal NY  13850

Amphenol Interconnect Products  (607) 786-4214       Robert Jahn
20 Valley Street
Endicott, NY  13760

Bank Reference:                     Phone:           Person to Contact:
---------------                     ------           ------------------

Bank of America, Illinois       (312) 828-3094       Pat Nakano

Lockheed Martin Federal Systems is a division of Lockheed Martin Corporation, and the Lockheed Martin Group tax ID# is: 133751580.

Other credit information may be accessed through Dun and Bradstreet; DUNS number: 00-164-2719.

Any further inquires in this regard should be referred to J. J. Repasky at
(607)751-2231.

Signatures of Applicants:

/S/ JOHN J. REPASKY                         /S/ ALLEN G. JORGENSEN
-----------------------------------         --------------------------------
J. J. Repasky                               A. G. Jorgensen
LMFS Accounts Payable Manager               LMFS Procurement Manager

                         PURCHASE ORDER NUMBER IBV000
                              LITRONIC INDUSTRIES

                                  SCHEDULE A
                                   11/17/95

===============================================================================
 CONTRACT CLIN#       TYPE          OEM DESCRIPTION   OEM PART NO.   UNIT PRICE
===============================================================================
     H0013        External SCSI        ARGUS/2102        050-1016      $188.36
-------------------------------------------------------------------------------
     H0014       External Parallel     ARGUS/2202        050-1017      $160.36
-------------------------------------------------------------------------------
     H0015          Internal           ARGUS/2000        050-1012      $ 80.36
-------------------------------------------------------------------------------


LEAD TIMES FOR PRODUCT (First 60 Days After Contract Award):

                    ======================================
                    QUANTITY ORDERED    DELIVERY LEAD TIME
                    ======================================
                         1 - 199             60 Days
                    --------------------------------------
                       200 - 1000            75 Days
                    --------------------------------------
                         1001 +              90 Days
                    --------------------------------------


LEAD TIMES FOR PRODUCT (61 + Days After Contract Award):

                    ======================================
                    QUANTITY ORDERED    DELIVERY LEAD TIME
                    ======================================
                         1 - 199             20 Days
                    --------------------------------------
                       200 - 500             45 Days
                    --------------------------------------
                       501 - 1000            60 Days
                    --------------------------------------
                         1001 +              90 Days
                    --------------------------------------


NOTE:     All lead times are stated in days after receipt of delivery order at
Litronic.

                           LFS TERMS AND CONDITIONS
                       LITRONIC / DMS, NOVEMBER 17, 1995


                               TABLE OF CONTENTS

1.   AGREEMENT DOCUMENT

2.   TERMS OF PAYMENT

3.   PACKAGES

4.   TRANSPORTATION

5.   SELLER PERFORMANCE

6.   INSPECTION OF GOODS

7.   GOVERNING LAW

8.   COMPLIANCE WITH LAWS AND REGULATIONS

9.   GIFTS

10.  TAXES

11.  PRICE

12.  RESERVATION OF RIGHTS

13.  NOTIFICATION OF CONFLICTS

14.  BUYER FURNISHED DATA AND MATERIALS

15.  NOTICE OF DELAY

16.  PUBLICITY

17.  CONFIDENTIAL INFORMATION

18.  PATENTS AND COPYRIGHTS

19.  EXPORT OF TECHNICAL DATA

20.  INDEMNITY

21.  INDEPENDENT CONTRACTOR

                           LFS TERMS AND CONDITIONS
                       LITRONIC / DMS, NOVEMBER 17, 1995


22.  ASSIGNMENT

23.  SUBCONTRACTORS

24.  DISPUTES

25.  DEPARTMENT OF DEFENSE EMPLOYEES

26.  WAGES AND HOURS

27.  MINORITY AND WOMEN-OWNED BUSINESSES

28.  LIMITATION OF LIABILITY

29.  INDEMNIFICATION FOR DEFECTIVE COST OR PRICING DATA

30.  TERMINATION FOR CONVENIENCE

31.  TERMINATION FOR DEFAULT

32.  SPECIAL TOOLING AND SPECIAL TEST EQUIPMENT

33.  APPROVALS BY BUYER

34.  RESIDENCY OF PERSONNEL

35.  NOTIFICATION OF DEBARMENT/SUSPENSION

36.  QUALITY ASSURANCE

37.  CHANGES

38.  FEDERAL ACQUISITION REGULATION REFERENCES